Year-End 2014 Conference Call April 1, 2015 Supplemental Materials * * * * * * Exhibit 99.1

Forward-Looking & Other Cautionary Statements
Cautionary Statement Regarding Forward-Looking Statements
The information in this presentation by Samson Resources Corporation (the “Company,” “we” or “our”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included in this presentation, other than statements of historical fact, may constitute forward-looking statements, including, but not limited to, statements or information regarding our future growth, results of operations, operational and financial performance, business prospects and opportunities and future events.
Words such as, but not limited to, “anticipate,” “continue,” “estimate,” “expect,” “may,” “might,” “will,” “project,” “should,” “believe,” “intend,” “continue,”
“could,” “plan,” “predict,” “potential,” “goal,” “foresee” and negatives of these words and similar expressions are intended to identify forward-looking statements. In particular, statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance contained in this presentation are forward-looking statements.
All forward-looking statements involve risks and uncertainties. The occurrence of the events described and the achievement of the expected results depend on many events and assumptions, some or all of which are not predictable or within our control. Factors that may cause actual results to differ from expected results include, but are not limited to: (i) our substantial indebtedness; (ii) our ability to refinance, restructure or amend our indebtedness or otherwise improve our capital structure and liquidity; (iii) fluctuations in oil and natural gas prices; (iv) the uncertainty inherent in estimating our reserves, future net revenues and
PV-10; (v) the timing and amount of future production of oil and natural gas; (vi) cash flow and changes in the availability and cost of capital; (vii) environmental, drilling and other operating risks, including liability claims as a result of our oil and natural gas operations; (viii) proved and unproved drilling locations and future drilling plans; (ix) the effects of existing and future laws and governmental regulations, including environmental, hydraulic fracturing and climate change regulation; (x) restrictions contained in our debt agreements; (xi) our ability to generate sufficient cash to service our indebtedness; (xii) our ability to make acquisitions and divestitures on favorable terms or at all; and (xiii) any of the risk factors and other cautionary statements, including under the heading “Risk
Factors,” described in the Company’s Annual Report on form 10-K for the year ended December 31, 2014, and in the other documents and reports we file from time to time with the Securities and Exchange Commission.
Readers are cautioned not to place undue reliance on forward-looking statements. Should one or more of the risks or uncertainties referenced above occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.
Further, new factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement.
Each forward-looking statement speaks only as of the date of this presentation, and, except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation.
Non-GAAP Disclosures
This presentation refers to certain non-GAAP financial measures. Definitions of these measures and reconciliation between U.S. GAAP and non-GAAP financial measures are included at the end of this presentation.

Key Strategic Initiatives

2015 Objectives Recent Actions
Amended credit facility to preserve near-
term liquidity
Creates runway from which to
implement a comprehensive
restructuring
Ceased drilling
Recent completions and operational
performance improvements
Sold Arkoma assets
Proceeds of $48 MM
Reduced workforce by approximately 30%
and implemented other cost cutting
initiatives
Hired advisors to facilitate debt restructuring
Retain key technical and professional
talent
Further reduce costs
Continue program to upgrade key facilities
Continue asset evaluations and potential
sales of non-core assets
Achieve permanent changes to our capital
structure
Rationalize debt load to match asset
base and current performance

2014 Financial & Operating Metrics
(2)
(3)
(4)
(1)
(1)
Including realized derivatives
(2)
Income Statement G&A excluding stock-based G&A compensation expenses of $0.27 and $0.12 per Mcfe for the year ended December 31, 2014 and December 31, 2013, respectively, and $0.43 and $0.24 per Mcfe for the three months ended December 31, 2014 and September 30, 2014, respectively.  Note: CY 2014 Cash G&A includes one time cash incentive compensation of $0.04 per Mcfe
(3)
Cash operating margin is a non-GAAP financial measure.  A description of cash operating margin is included at the end of this presentation and the calculation of the measure is provided above.
(4)
Adjusted EBITDA is a non-GAAP financial measure.  A reconciliation to its nearest GAAP financial measure is included at the end of this presentation.
2014 2013 Q4'14 Q3'14
Production (MMcfe/d) 530 578 515 530
Realized Price ($/Mcfe) $5.43 $5.32 $5.12 $5.61
Operating Expenses ($/Mcfe)
LOE $1.09 $0.93 $1.14 $1.12
Production Tax $0.41 $0.36 $0.30 $0.45
Cash G&A $0.64 $0.50 $0.75 $0.60
Total $2.14 $1.79 $2.19 $2.17
Cash Operating Margin ($/Mcfe) $3.29 $3.53 $2.93 $3.44
Adjusted EBITDA ($MM) $663 $775 $148 $175

2014 Free Cash Flow & Net Debt
($MM)
2014 2013 Q4'14 Q3'14
Cash Flow From Operations $488 $689 $124 $103
Divestiture Proceeds $157 $317 $42 $61
Total $644 $1,005 $167 $164
Cash Capital Expenditures:
Drilling and Completion $594 $667 $142 $121
Acquisitions $58 $0 $58 $0
LGG, Facility & Other $41 $84 $18 $11
Capitalized Cash Interest & Internal Costs $276 $330 $16 $109
Total $969 $1,081 $233 $241
Free Cash Flow Before Financing Activities
(1)
($325) ($76) ($67) ($78)
Net Debt
(2)
$3,881 $3,553
Note:  Totals may not sum due to independent rounding
(1)
Reflects net cash provided by operating activities plus net cash used in investing activities
(2)
Long-term debt (including debt classified as current) less cash and cash equivalents

March 2015 RBL Amendment Detail
6 6
Previous Current
Borrowing Base ($MM) $1,000 $950
Commitment Amount ($MM) $2,250 Borrowing Base ($950)
Drawn Pricing (LIBOR Spread) 150 - 250 bps 200 - 300 bps
"Going Concern" Certification Requirement for YE 2014
Financials
Yes Waived
Pro-Forma Liquidity Requirement To Service Junior Debt
(Beginning July 1, 2015)
No $150 MM
First Lien Debt / EBITDA Covenant:
Through Q3'15 1.50x 2.75x
Q4'15 1.50x 1.50x
Total Debt / EBITDA Covenant:
Q1'16 4.50x 4.50x
Borrowing Base Reduction Related to Asset Sales
Subject to Collateral Coverage; Triggered
for Aggregate Asset Sales in Excess of 5%
Automatic Reduction Equal to Net Cash
Proceeds Received with the Exception of
Non-Core Mid-Con and Permian Minerals,
whereby Reduction Equal to the Greater of
(i) 100% of Bank PV-9 or (ii) 75% of Net
Cash Proceeds Received
Lender Consent Required for Borrowing Base Increase 90% 100%

Cost Reduction Initiatives
7 7
Currently in the midst of comprehensive cost-reduction efforts to decrease headcount and non-headcount general and administrative expenses and operating costs
One time costs offset current year efficiency gains
Yearly run-rate reduction is projected to be approximately $60 MM
Unlikely to have significant positive impact on near-term liquidity
Implemented reduction of force affecting approximately 30% of employees in March 2015
Currently evaluating field operations personnel, which will be complete in approximately four weeks and will result in reductions
One time severance costs of approximately $30 MM
Plan to achieve run-rate cash G&A savings of  $60 MM

Divestiture Strategy
2013 – Q1 2015 Divestitures
Asset Sale Update
Executed Arkoma divestiture for $48 MM
(1)(2)
Bakken, Wamsutter, San Juan, Permian Minerals
and Non-Core Mid-Con assets marketed, but did
not receive acceptable bids
Ability to efficiently re-initiate sales process
under more favorable price environment
Continue to evaluate non-core assets in order to
optimize the portfolio
Under RBL amendment, any sale proceeds
received would reduce borrowing base capacity on
a dollar-for-dollar basis, except for our Non-Core
Mid-Con and Permian Minerals
(3)
Year Proceeds
No. of
Transactions
2013 $317 MM 56
2014 $157 MM 111
Q1’15 ~$59 MM
(2)

(1)
Closed on March 13, 2015
(2)
Excludes post closing adjustments
(3)
Non-Core Mid-Con and Permian Minerals divestitures trigger reduction equal to the greater of Bank PV-9 or 75% of the Net Cash Proceeds.  Refer to Slide 6 for detail.

Current Hedge Position
Year Bbls/d
(1)
Swap Price
2015 3,500 $90.91
Year Bbls/d
(1)
Swap Price
2015 750 $37.07
Year MMBtu/d
(1)
Wtd Avg
Floor
2015
(2)
186,000 $4.04
2016
(3)
161,000 $4.04
2017 40,000 $3.92
NGL Swaps Oil Swaps
Natural Gas Swaps & Collars
(1) Volumes are rounded.
(2) 2015 includes 20,000 MMBtu/d of CY 2015 collars.
(3) 2016 includes 30,000 MMBtu/d of natural gas collars to the extent our counterparty elects to exercise their collar options.
Note:  2015 includes balance of the year only
As of March 13, 2015
Mark to Market Value of Approximately $150 MM (~$100 MM associated with 2015)

529
543
530
515
2014 Avg: 530 MMcfe/d
17
17
9
4
515 - 525
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15E (1)
Divested Production

Non-D&C
$41
6%
D&C
$594
94%

2014 Production and Capital Summary
2014 Oil and Gas Capital By Type
(3)
($MM)

2014 Total Production of 530 MMcfe/d
2014 Pro Forma Total Production of 518 MMcfe/d
(2)
30% Liquids
(2)
CY 2014 vs. CY 2013 YoY decline of 5%
(2)
Total Oil & Gas Capital spend of $635 MM
94% D&C
Non-D&C Oil and Gas Capital of $41 MM
$28 MM in Facilities / Other
$13 MM in LG&G
2014 Production By Quarter
(MMcfe/d)
(1) Includes Arkoma through the close date
(2) Pro Forma for 2013 and 2014 closed divestitures
(3) Excludes acquisition capital

(Bcfe)
1,857
625
1,232
148
46
(51 )
(315 )
(193 )
1,492
240
1,253
YE'13
Extensions & Discoveries
Purchases
Sales
Revisions
Production
YE'14

2014 Reserve Summary

Key Highlights:
Total Proved Reserves Bridge
Total Proved Reserves (1) :  1.5 Tcfe
73% Gas
84% PDP
Total PV-10 (2) :
SEC Pricing:  $2.6 billion
3/13 NYMEX Strip:  $1.3 billion
Cost to Develop (3) :  $2.71 / Mcfe
Finding & Development (4) :  $3.86 / Mcfe
Reserve Replacement (5) : 77%
Gas: 63%
Oil: 112%
NGL: 105%
Proved Developed Proved Undeveloped
(YE’13 vs. YE’14)
(1)
Year End 2014 NSAI Reserve Report. Note:  SEC Pricing – Oil $94.99, Gas $4.35, NGL $33.46
(2)
PV-10 is a non-GAAP financial measure. A reconciliation to its nearest GAAP financial measure is included in this presentation.
(3)
Cost to Develop calculated as $558 MM of drilling and completion capital divided by 206 Bcfe, which consists of 126 Bcfe of PUD to PDP conversions and 80 Bcfe of non-proved to PDP conversions
(4)
Finding & Development calculated as $558 MM of drilling and completion capital plus $13.4 MM of LGG capital divided by 148 Bcfe of Extensions and Discoveries
(5)
Extensions and Discoveries divided by Production
Note: 3/13 NYMEX Strip (Five Year Average) – Oil $59.79; Gas $3.32; NGL $21.06

Well Count
Cumulative PV10, $MM
Other
Williston
Cotton Valley
Taylor

Operated Well Results:  2014 Spuds
PV10: $87 MM
Total capital incurred of approximately
$345 MM
Program PV10 of $87 MM
Core Assets added approximately
$129 MM
Other assets dilutive in aggregate
71 operated wells spud in 2014
Operated Well Results:  2014 Spuds
Note:  Return on investment reflects SEC Pricing.  SEC Pricing – Oil $94.99, Gas $4.35, NGL $33.46

18
16
14
12
10
8
6
4
2
0
Well Count
$0
$20
$40
$60
$80
$100
Cumulative PV10, $MM
Cotton Valley
Taylor

16
14
12
10
8
6
4
2
0
Well Count
$0
$5
$10
$15
$20
$25
$30
$35
$40
Cumulative PV10, $MM
Plug & Perf
Sliding Sleeves

Operated Well Results:  Core Assets
East Texas
Operated Well Results:  2014 Spuds
Williston
Operated Wells Results:  2014 Spuds
PV10: $95 MM
PV10: $34 MM
Note:  Return on investment reflects SEC Pricing.  SEC Pricing – Oil $94.99, Gas $4.35, NGL $33.46

Portfolio Characterization

Core Assess Upside Divest
Characteristics
Plays
Three Key Categories
Bakken/Three Forks
Taylor
Cotton Valley
Haynesville (Gas
Option)
Ft. Union
Granite Wash
Mowry
Non-Core Midcon
San Juan
Wamsutter
Permian Minerals
High well count
Limited upside
Scattered position
High Non-Op ratio
Not part of future core
area
Potential growth assets
Subsurface/execution
complexity
Demonstrate repeatability
Manage risk to prove up
commerciality
Predictable
Repeatable
Consolidated position
Opportunity to bolt-on
(East Texas)
Go-Forward
Plan
Re-initiate drilling
under sufficient macro
price & cost
environment
Calculated approach
to testing
Divest assets when
appropriate

Forward Focused Development
Recent Highlights
Core
Assess Upside

Williston - Bakken/Three Forks
Changed to plug & perf completions
Reduced number of laterals per DSU
Resulted in +50% increase in IP30 and EUR’s
East Texas - Taylor appraisal program success
7 wells proved-up play
EUR’s average 6.0+ BCFE (24% liquids)
East Texas - Cotton Valley C1 target success
Significant increase in EUR’s compared to stacked targets
Higher liquid yields & lower water production
Have drilled up to 7,600’ laterals (avg 6,000’)
Fort Union significant reservoir capacity
Early rates 8-16 MMcfe/d, 10-20% liquids
Drilling execution remains a challenge
Continue to advance technical understanding of complex play
Mowry Pilot early optimism
Early data indicates attractive resource play parameters
Preliminary core & vertical test confirms play concept
Granite Wash
Early days of testing based on improved technical evaluation

Operated Rates of Return: Lower Price Environment
10%
20%
30%
Target Formations
Cotton Valley
Williston
Fort Union
Taylor
Granite Wash
Haynesville
Note:  Lower Price Environment Rates of Return (ROR) calculated with flat $3.50/Mcf gas, $65/Bbl oil and 3/13 NYMEX Strip (Five Year Average) – Oil $59.79; Gas $3.32; NGL $21.06

Addressing Challenges and Improving Results

Q3 2013
Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015
• “Cracked the code” in Williston with
change in completion methodology,
EUR’s +50%
• Fort Union reservoir capacity
confirmed, studies commissioned to
reduce drilling issues and advance
knowledge on optimal development
• Powder River Program
curtailed (3 rigs to 1 rig)
due to inconsistent results
• Granite Wash Program
halted
• Reorganized staff to
enhance technical work
• Encouraging Mowry Pilot
• Cotton Valley C1 Target
success
• Mixed results from Fort
Union Program
• Granite Wash Program
selectively restarted
• Began Cotton Valley C1 Program
• Powder River (Shannon/Sussex)
Program halted
• East Texas begins focus on
Taylor delineation
• Williston Program reassessed in
light of underperformance
• Marmaton drilling curtailed
• Implemented controlled lease
acquisition approach
• Began detailed review of
assets

TX
Taylor Sand Trend
7.0 BCFE
33% Liq
5,175 LL
6.0 BCFE
28% Liq
7,140 LL
8.2 BCFE
24% Liq
4,850 LL
Currently
Completing
6.0 BCFE
14% Liq
4,950 LL
4.2 BCFE
30% Liq
4,780 LL
6.2 BCFE
14% Liq
4,860' LL
SE Carthage Field
C Sand Trend
Taylor Sand Target

East Texas Update
East Texas Update
Taylor Sand Highlights
Re-initiated CV / Taylor drilling program
De-risked / Delineated future Taylor inventory
2014 Taylor program average EUR +6.0 BCFE (24% liquids)
Strong results helps solidify significant Taylor inventory
C Target
(Lower Stack)
B Target
(Upper Stack)
Top CNVL
1200’ to base
of C2 Sand
SE Carthage Field

Cotton Valley Highlights
Transitioned from stacked Cotton Valley
laterals to single target
Previously drilled 2 wells averaging $6.2MM
CWC & 5.1 BCFE each
Recent single target results have averaged
$6.0MM and 7.5 BCFE each
Improved drilling & completion techniques in
both Taylor & Cotton Valley allowing for
extended lateral lengths
2014 Record lateral: 7,615’
Improved clean-out efficiencies
through use of dissolvable plugs
Assessing impact from increased frac
size
Stacked Lateral
10.2 BCFE  (2 wells)
30% Liq
C1 Targets
Avg  8.6 BCFE/well
35% Liq
C1 Targets
Avg 9.0 BCFE/well
30% Liq
(New Target)
CNVL  Stacked C2-B2 Targets
CNVL C1 Sand Target

Cumulative Total Fluid (Mbbl)
Normalized Time (Days)
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
150
0
20
40
60
80
100
120
140
160
180
200
220
240
46%

North Dakota
Minnesota
Montana
South Dakota
Wyoming
Nebraska
Iowa

Williston Update
Increased spacing
Changed completion design to plug & perf
EUR & IP30 improved by ~50%
Good results with new approach throughout our
acreage
Samson Williston Wells to Date
Plug & Perf Wells
Avg Plug & Perf
Sliding Sleeve Wells
Avg Sliding Sleeve
Cumulative Fluid vs Producing Days
Williston Highlights
Open Hole Packer
Sliding Sleeves
Cemented Liners,
Plug and
Perforations
OPERATED
ACREAGE
NON-OP
ACREAGE
Beetle 3H, Strom 8H,
Ranchero 2H, Coronet 8H
Avg EUR 383 Mboe
Ranchero 6H, Ranchero 8H
Currently completing
Ness 4H, Ness 6H,
Odyssey 6H
First oil end of Feb.
Stingray 6H,
Charger 8H
Avg EUR 427 Mboe
Dorado 6H, Dorado 8H
First oil mid Mar.
Marauder 1H, Marauder 3H
Avg EUR 438 Mboe
Ambrose Field - Development
Count of Wells on Production (2014 program)
0-60 days 60-120 days 120-180 days 180+ days
Plug &
Perf
11 4 4 0
Sliding
Sleeve
4 4 4 4

Non-D&C
$63
40%
D&C
$93
60%

315-325
65-75
55-60
435-460
Gas
Oil
NGL
Total

2015E Production and Capital Plan
No additional first sales expected after early
April
Capital By Type
(1)
($MM)
(1)
Excludes capitalized interest and internal costs.  Non-D&C includes LGG $12 MM, facilities/production operations $25 MM, rig penalties/prepayments $16 MM, and corporate/other $10 MM
(2)
Guidance net of Arkoma post close date
Production Guidance
(2)
(MMcfe/d)

Overview
2015 Production Guidance: 435 to 460 MMcfe/d
2015 Total Oil & Gas Capital Plan:  $156 MM
Turning ~30 wells to first sales in early 2015,
primarily as a result of 2014 spud activity
Continued spend on critical facilities to manage
EHS considerations
Organizational focus on production optimization,
cost management and efficiency

More Certainty
Less Certainty
0.6 – 1.3 Tcfe
0.8 – 1.0 Tcfe
0.1 – 0.2 Tcfe
1.5 – 2.5 Tcfe
1.1 – 1.7 Tcfe
2.6 – 4.2 Tcfe
Granite Wash
Fort Union
Mowry
Cotton Valley
Taylor
Bakken/Three Forks
Core
Haynesville (Gas Option)
Total "Core" Resource + Gas Option
Core
Assess Upside

Portfolio Resource Potential 21 Note: Graph depicts high-end of resource potential

Key Takeaways

RBL Amendment creates runway to implement more comprehensive restructuring
Significant operational changes completed with further savings possible
Meaningful growth opportunities if pricing improves modestly
Company focused on addressing capital structure to unlock long-term value and match liabilities to assets and cash flows
Expect many acquisition opportunities if company can de-lever balance sheet quickly
Strong management team and key employees in place to execute go-forward strategy

Non-GAAP Disclosures
Cash operating margin, EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA are non-GAAP financial measures. We believe that the presentation of these non-GAAP financial measures will provide useful information to investors in assessing our financial condition and results of operations.
Cash operating margin represents our average realized sales price per Mcfe, including the effect of realized derivatives,  less (i) lease operating expenses per Mcfe, (ii)
production and ad valorem taxes per Mcfe and (iii) general and administrative expenses per Mcfe, excluding stock based compensation expenses. The per unit components of cash operating margin are determined by dividing the applicable component by our total production on a natural gas equivalent basis. We believe that  cash operating margin is an important measure that can facilitate comparisons of our performance between periods and to the performance of our peer companies.
EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted as applicable in the relevant period for select items specified in the credit agreement governing our revolving credit facility, including unrealized hedging losses (gains), non-cash stock compensation expenses, management and similar fees paid to our sponsors, costs associated with the preparation and implementation of certain public company compliance obligations, losses (gains) on non-ordinary course asset dispositions, ceiling test charges and certain unusual and non-recurring charges. We define Covenant
Adjusted EBITDA as total Adjusted EBITDA less the Adjusted EBITDA attributable to any assets or businesses disposed of during the relevant period. We believe that the presentation of EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA is important to provide management and investors with (i) additional information to evaluate our ability to service and comply with our debt obligations, adjusting for certain items required or permitted in calculating covenant compliance under the credit agreement governing our revolving credit facility, (ii) a supplemental indicator of the operational performance and value of our business, (iii) an additional criterion for evaluating our performance relative to peer companies and (iv) supplemental information about certain material non-cash and other items that may not continue at the same level in the future.
We refer to PV-10 as the present value of estimated future net cash flows of estimated proved reserves as calculated in the respective reserve report using a discount rate of
10%. This amount includes projected revenues, estimated production costs and estimated future development costs and excludes the estimated cash flows related to future asset retirement obligations (“ARO”) and future income taxes. We have also included PV-10 after ARO below. PV-10 after ARO includes the present value of ARO related to proved reserves using a 10% discount rate and no inflation of current costs. We believe that the non-GAAP financial measures of PV-10 and PV-10 after ARO are relevant and useful for evaluating the relative monetary significance of our proved oil and natural gas reserves. We believe the use of pre-tax measures is valuable because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid. Management believes that the presentation of these measures provides useful information to investors because they are widely used by investors in evaluating oil and natural gas companies.
Net income (loss) is the GAAP financial measure most directly comparable to each of EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA. Our non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Each of these non-GAAP financial measures has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measure. You should not consider these non-GAAP financial measures in isolation or as a substitute for analysis of our results as reported under GAAP. Because  cash operating margin, EBITDA, Adjusted EBITDA and Covenant Adjusted
EBITDA may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
Management compensates for the limitations of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP financial measures, understanding the difference between the non-GAAP financial measures, on the one hand, and each of their respective most directly comparable GAAP financial measures, on the other hand, and incorporating this knowledge into its decision-making processes. We believe that investors benefit from having access to the same financial measures that our management uses in evaluating our financial condition and results of operations.
The following table presents reconciliations of EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA to net income (loss) for each of the periods indicated.

PV-10 Reconciliation
(dollars in thousands)
As of
December 31,
2014
PV-10 $2,551,402
Present value of estimated ARO, discounted at 10%
(34,011)
PV-10 after ARO
2,517,391
Present value of future income tax, discounted at 10%
(262,111)
Standardized measure of discounted future net cash flows $2,255,280

2014 Adjusted EBITDA Reconciliation
Three Months Twelve Months
Ended Ended
December 31, 2014 December 31, 2014
Net income (loss) (949,924) $                     (1,420,581) $
Interest expense, net 26,213 91,908
Provision (benefit) for income taxes (528,657) (789,519)
Depreciation, depletion and amortization
(1)
113,248 483,492
EBITDA (1,339,120) $                (1,634,700) $
Adjustment for unrealized hedging losses (gains) (82,639) (128,038)
Adjustment for non-cash stock compensation expense
(2)
16,683 51,518
Adjustment for fees paid to co-investors
(3)
5,512 22,050
Adjustment for fees paid for public company compliance 1,353 3,046
(Gain) loss on sale of other property and equipment 164 1,211
Provision to reduce carrying value of oil and gas properties 1,534,809 2,325,346
Unusual or non-recurring charges described in credit agreement 10,866 22,801
Adjusted EBITDA 147,628 $                      663,234 $
Covenant Adjusted EBITDA
(4)
664,357 $
(1)
Includes depreciation, depletion and amortization of oil and gas properties and depreciation and amortization of other property and equipment and accretion of ARO
(2)
Stock compensation expense recognized in earnings, net of capitalization
(3)
Quarterly management fee
(4)
Incorporates net adjustment of approximately $1 MM to account for acquired and divested EBITDA, as per the credit agreement governing our revolving credit facility. Covenant Adjusted EBITDA measured on a rolling four-quarters basis is used to determine our compliance with the financial performance covenant in the credit agreement governing our revolving credit facility.
Note:  Calculated as of 12/31/14 with respect to Samson Resources Corporation and its consolidated subsidiaries by reference to the applicable terms of the credit agreement governing our revolving credit facility